Execution Copy 1 MF-367397042 [***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and is the type that the Registrant treats as private or confidential TENTH AMENDMENT TO CREDIT AGREEMENT AND CONSENT This Tenth Amendment to Credit Agreement (this “Amendment”) dated and effective as of April 1, 2026 by and among KALTURA, INC., a Delaware corporation (the “Borrower”), the Subsidiaries of the Borrower party hereto (the “Guarantors”), the several banks and other financial institutions or entities party hereto (the “Lenders”), and SILICON VALLEY BANK, A DIVISION OF FIRST-CITIZENS BANK & TRUST COMPANY (“SVB”), as the Administrative Agent (SVB, in such capacity, the “Administrative Agent”), the Issuing Lender and the Swingline Lender. W I T N E S S E T H: WHEREAS, the Borrower, the Administrative Agent, the Issuing Lender and the Swingline Lender are parties to that certain Credit Agreement dated as of January 14, 2021, as amended by that certain First Amendment to Credit Agreement dated as of June 29, 2021, as further amended by that certain Second Amendment to Credit Agreement dated as of December 20, 2021, as further amended by that certain Third Amendment to Credit Agreement dated as of April 19, 2022, as further amended by that certain Fourth Amendment to Credit Agreement dated as of May 23, 2023, as further amended by that certain Fifth Amendment to Credit Agreement dated as of December 21, 2023, as further amended by that certain Sixth Amendment to Credit Agreement dated as of July 22, 2024, as further amended by that certain Seventh Amendment to Credit Agreement dated as of March 24, 2025, as further amended by that certain Eighth Amendment to Credit Agreement dated as of October 20, 2025, and as further amended by that certain Ninth Amendment to Credit Agreement and Consent dated as of November 17, 2025 (as the same may be further amended, modified, supplemented or restated and in effect from time to time, the “Credit Agreement”); WHEREAS, the Borrower has informed the Administrative Agent and the Lenders that it intends to enter into that certain (a) Share Purchase Agreement, dated on or about the date hereof (the “PathFactory Acquisition Agreement”; and together with all material documents and instruments executed or delivered in connection therewith, the “PathFactory Acquisition Documents”), pursuant to which the Borrower has agreed to acquire all of the Capital Stock of PathFactory Holdings ULC, a company formed under the laws of the province of British Columbia (“PathFactory”), and its Subsidiaries (the “PathFactory Acquisition”), and (b) Asset Purchase Agreement, dated on or about the date hereof (the “*** Acquisition Agreement”; and together with all material documents and instruments executed or delivered in connection therewith, the “ *** Acquisition Documents”), pursuant to which the Borrower has agreed to acquire certain assets of “***, Inc., a corporation incorporated under the laws of the Province of Ontario (“***”), and *** Corp., a corporation incorporated under the federal laws of *** (“***”, and together with *** the “ *** Targets”) (the “ *** Acquisition” and together with the PathFactory Acquisition, individually and collectively, the “Tenth Amendment Acquisitions”); WHEREAS, the Borrower has notified the Administrative Agent and the Lenders that the Tenth Amendment Acquisitions do not satisfy all of the requirements for a Permitted Acquisition set forth in the Credit Agreement and has requested that the Administrative Agent and the Lenders deem each Tenth Amendment Acquisition a Permitted Acquisition notwithstanding the failure to satisfy such requirements; and WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent agree to modify and amend certain terms and conditions of the Credit Agreement subject to the terms and conditions of this Amendment. NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

2 MF-367397042 1. Capitalized Terms. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Credit Agreement. 2. Amendments to the Credit Agreement. (a) Section 1.1 of the Credit Agreement is hereby amended by adding the following new defined term in alphabetical order: ““ *** Acquisition”: as defined in the Tenth Amendment.” ““PathFactory Acquisition”: as defined in the Tenth Amendment.” ““Tenth Amendment”: that certain Tenth Amendment to Credit Agreement and Consent, dated as of the Tenth Amendment Effective Date, by and among the Loan Parties, the Lenders and the Administrative Agent.” ““Tenth Amendment Effective Date”: April 1, 2026.” (b) Section 7.1(b) of the Credit Agreement is hereby deleted in its entirety and replaced with the following: “(b) Minimum Liquidity. Permit Liquidity at any time, reported as of the last day of any calendar month, to be less than $25,000,000.” (c) Section 7.8(l)(xii) of the Credit Agreement is hereby deleted in its entirety and replaced with the following: “(xii) (A) the aggregate amount of the consideration (excluding Capital Stock of the Borrower that is not Disqualified Stock) paid by such Group Member in connection with any particular Permitted Acquisition shall not exceed $25,000,000, and (B) the aggregate amount of the consideration (excluding Capital Stock of the Borrower that is not Disqualified Stock) paid by all Group Members in connection with all such Permitted Acquisitions consummated from and after the Tenth Amendment Effective Date (other than the (i) PathFactory Acquisition, so long as the total consideration in respect thereof is not more than $22,000,000, and (ii) *** Acquisition, so long as the total consideration in respect thereof is not more than CAD $1,100,000) shall not exceed $0;” (d) Exhibit B to the Credit Agreement (Compliance Certificate) is hereby deleted in its entirety and replaced with the form annexed hereto as Annex A. 3. Tenth Amendment Acquisitions. (a) The undersigned Lenders and the Administrative Agent, to the extent necessary to prevent the occurrence of an Event of Default, hereby consent to the execution and consummation of the PathFactory Acquisition in accordance with the terms of the PathFactory Acquisition Documents, and the PathFactory Acquisition shall be deemed a Permitted Acquisition for all purposes under the Credit Agreement and the other Loan Documents notwithstanding that PathFactory is not organized under the laws of the United States and will not be required to become a guarantor under the Guarantee and Collateral Agreement; provided that (i) the PathFactory Acquisition shall be consummated on or before May 15, 2026, and (ii) the PathFactory Acquisition shall be consummated in accordance with applicable law and the PathFactory Acquisition Agreement (without any amendment thereof that is adverse in any material respect to the Lenders hereunder), and all conditions to the consummation of the PathFactory Acquisition set forth in the PathFactory Acquisition Documentation shall have been satisfied (or waived to the extent such waivers are not

3 MF-367397042 adverse in any material respect to the interests of the Lenders hereunder). Except for PathFactory not being organized in the United States and not becoming a guarantor under the Guarantee and Collateral Agreement, the Loan Parties hereby represent and warrant that the PathFactory Acquisition will otherwise satisfy the requirements of a Permitted Acquisition. (b) The undersigned Lenders and the Administrative Agent, to the extent necessary to prevent the occurrence of an Event of Default, hereby consent to the execution and consummation of the *** Acquisition in accordance with the terms of the *** Acquisition Documents, and the *** Acquisition shall be deemed a Permitted Acquisition for all purposes under the Credit Agreement and the other Loan Documents notwithstanding that *** Targets are not organized under the laws of the United States; provided that (i) the *** Acquisition shall be consummated on or before May 15, 2026, and (ii) the *** Acquisition shall be consummated in accordance with applicable law and the *** Acquisition Agreement (without any amendment thereof that is adverse in any material respect to the Lenders hereunder), and all conditions to the consummation of the *** Acquisition set forth in the *** Acquisition Documentation shall have been satisfied (or waived to the extent such waivers are not adverse in any material respect to the interests of the Lenders hereunder). Except for the *** targets not being organized in the United States, the Loan Parties hereby represent and warrant that the *** Acquisition will otherwise satisfy the requirements of a Permitted Acquisition. 4. Conditions Precedent to Effectiveness. The effectiveness of this Amendment shall be subject to the prior or concurrent satisfaction of each of the following conditions precedent (the date on which such conditions are satisfied, the “Tenth Amendment Effective Date”): (a) Amendment. The Administrative Agent shall have received this Amendment duly executed and delivered by the Administrative Agent, the Loan Parties and the Lenders; (b) Approvals. All Governmental Approvals and consents and approvals of, or notices to, any other Person (including the holders of any Capital Stock issued by any Loan Party) required in connection with the execution, delivery and performance of this Amendment, shall have been obtained and be in full force and effect. (c) No Material Adverse Effect. There shall not have occurred since December 31, 2022 any event or condition that has had or that could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. (d) No Default. No Default or Event of Default shall have occurred and be continuing on the Tenth Amendment Effective Date. (e) Payment of Fees and Expenses. The Lenders and the Administrative Agent shall have received all amounts required to be paid pursuant to Section 7. (f) Representations and Warranties. Immediately after giving effect to this Amendment, each of the representations and warranties set forth in this Amendment, the Credit Agreement, as amended by this Amendment, and after giving effect hereto, and the other Loan Documents to which it is a party (i) that is qualified by materiality shall be true and correct, and (ii) that is not qualified by materiality, shall be true and correct in all material respects, in each case, on and as of such date as if made on and as of such date, except to the extent any such representation and warranty expressly relates to an earlier date, in which case such representation and warranty shall have been true and correct in all material respects (or all respects, as applicable) as of such earlier date. For purposes of determining compliance with the conditions specified in this Section 4, each Lender that has executed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent (or made available) by the

4 MF-367397042 Administrative Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to such Lender, unless an officer of the Administrative Agent responsible for the transactions contemplated by the Loan Documents shall have received notice from such Lender prior to the Tenth Amendment Effective Date specifying such Lender’s objection thereto and either such objection shall not have been withdrawn by notice to the Administrative Agent to that effect on or prior to the Tenth Amendment Effective Date or, if any extension of credit on the Tenth Amendment Effective Date has been requested, such Lender shall not have made available to the Administrative Agent on or prior to the Tenth Amendment Effective Date such Lender’s Revolving Percentage of such requested extension of credit. 5. Conditions Subsequent. On or prior to 120 days after the consummation of the PathFactory Acquisition or the *** Acquisition, as applicable (or such longer period as the Administrative Agent shall agree in its sole discretion), the Administrative Agent shall have received evidence satisfactory to it that all of the Intellectual Property owned by or exclusively licensed by PathFactory, the *** Targets or any of their Subsidiaries have been transferred to the Borrower (with no consideration required to be paid by the Borrower to the PathFactory, the *** Targets or any of their Subsidiaries); provided that such periods shall be extended if the Borrower provides the Administrative Agent with evidence reasonably satisfactory to the Administrative Agent that the Borrower is in the process of transferring such Intellectual Property and the failure to have completed such transfer is solely due to procedural delays that are solely attributable to third parties. Failure to comply with the conditions set forth in this Section 5 within the time period set forth herein shall constitute an Event of Default for which no grace period shall apply. 6. Representations and Warranties. Each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders, effective as of the Tenth Amendment Effective Date, as follows: (a) This Amendment is, and each other Loan Document to which it is or will be a party, when executed and delivered by each Loan Party that is a party thereto, will be the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its respective terms, except as enforcement may be limited by equitable principles (whether enforcement is sought by proceedings in equity or at law) or by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally. (b) Immediately after giving effect to this Amendment, the representations and warranties set forth in this Amendment, the Credit Agreement, as amended by this Amendment and after giving effect hereto, and the other Loan Documents to which it is a party (i) that is qualified by materiality shall be true and correct, and (ii) that is not qualified by materiality, shall be true and correct in all material respects, in each case, on and as of such date as if made on and as of such date, except to the extent any such representation and warranty expressly relates to an earlier date, in which case such representation and warranty shall have been true and correct in all material respects (or all respects, as applicable) as of such earlier date. (c) The execution and delivery by each Loan Party of this Amendment and the other Loan Documents executed and delivered in connection herewith, and the performance by Loan Parties of their obligations hereunder and thereunder and by the Borrower of its obligations under the Credit Agreement, as amended by this Amendment, (i) have been duly authorized by all necessary organizational action on the part of such Loan Party and (ii) does not (A) violate any provisions of the Operating Documents of such Loan Party or (B) constitute a violation by such Loan Party of any material Requirement of Law or Contractual Obligation of such Loan Party. (d) No Default or Event of Default has occurred and is continuing as of the Tenth Amendment Effective Date.

5 MF-367397042 7. Payment of Costs and Fees. The Borrower shall pay to the Administrative Agent all reasonable and documented out-of-pocket costs, expenses, and fees and charges of every kind in connection with the preparation, negotiation, execution and delivery of this Amendment and any documents and instruments relating hereto (which costs include, without limitation, the reasonable fees and expenses of any attorneys retained by the Administrative Agent). 8. Choice of Law, etc.. This Amendment and the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the internal laws (and not the conflict of law rules) of the State of New York. The provisions of Section 10.14 (Submission to Jurisdiction; Waivers) of the Credit Agreement are incorporated herein by reference mutatis mutandis with the same force and effect as if expressly written herein 9. Counterpart Execution. This Amendment may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Amendment. 10. Effect on Loan Documents. (a) The Credit Agreement, as amended hereby, and each of the other Loan Documents, as amended hereby, shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. Each Loan Party hereby further ratifies and reaffirms the validity and enforceability of all of the Liens heretofore granted pursuant to terms and subject to the conditions set forth in the Guarantee and Collateral Agreement, the other Security Documents or any other Loan Document to the Administrative Agent on behalf and for the benefit of the Secured Parties, as collateral security for the obligations under the Loan Documents in accordance with their respective terms, and acknowledges that all of such Liens, and all collateral heretofore pledged as security for such obligations, continues to be and remain collateral for such obligations from and after the date hereof. Each Loan Party hereby further ratifies and reaffirms the validity and enforceability of the appointment of the Administrative Agent as attorney-in-fact under each applicable Loan Document all pursuant to terms and subject to the conditions set forth therein. The execution, delivery, and performance of this Amendment shall not operate, except as expressly set forth herein, as a modification or waiver of any right, power, or remedy of the Administrative Agent or any Lender under the Credit Agreement, the Guarantee and Collateral Agreement or any other Loan Document. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Credit Agreement, the Loan Documents or instruments securing the same. The amendments, consents, modifications and other agreements herein are limited to the specifics hereof (including facts or occurrences on which the same are based), shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse any non-compliance with the Loan Documents as amended herein, and shall not operate as a consent or waiver to any matter under the Loan Documents as amended herein. Except for the amendments to the Credit Agreement expressly set forth herein, the Credit Agreement, the Guarantee and Collateral Agreement and other Loan Documents shall remain unchanged and in full force and effect. To the extent any terms or provisions of this Amendment conflict with those of the Credit Agreement or other Loan Documents, the terms and provisions of this Amendment shall control. (b) To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement as modified or amended hereby. (c) This Amendment is a Loan Document.

6 MF-367397042 to the subject matter hereof and supersedes any and all prior or contemporaneous amendments or understandings with respect to the subject matter hereof, whether express or implied, oral or written. 12. Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. [Signature pages follow]

MF-367397042 Annex A [See attached]